QUANTUM PERIPHERALS REALTY CORPORATION
                                    (Grantor)

                                       to

                   PUBLIC TRUSTEE OF BOULDER COUNTY, COLORADO
                          As Trustee for the benefit of

                     CS FIRST BOSTON MORTGAGE CAPITAL CORP.
                                  (Beneficiary)




                           --------------------------


                      DEED OF TRUST AND SECURITY AGREEMENT


                           --------------------------



                         Dated: As of September 10, 1996



                              RECORD AND RETURN TO:

                                Brown & Wood LLP
                             One World Trade Center
                                   57th Floor
                            New York, New York 10048
                      Attention: David J. Weinberger, Esq.













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         THIS Deed of Trust AND SECURITY AGREEMENT (hereinafter referred to as
"Deed of Trust") made as of the 10th day of September, 1996, by QUANTUM PERIPHERALS REALTY CORPORATION, a Delaware corporation having an address at 500 McCarthy Boulevard, Milpitas, California 95035 (hereinafter referred to as "Grantor"), to Public Trustee of Boulder County, Colorado, as Trustee ("Trustee"), for the benefit of CS FIRST BOSTON MORTGAGE CAPITAL CORP., a Delaware corporation, having its principal place of business at 55 East 52nd Street, New York, New York 10055 (hereinafter referred to as "Beneficiary").


                               W I T N E S E T H:

         To secure the payment of an indebtedness in the principal sum of FIFTEEN MILLION SEVEN HUNDRED EIGHTY NINE THOUSAND FOUR HUNDRED SEVENTY THREE AND SIXTY EIGHT/100 DOLLARS ($15,789,473.68) in lawful money of the United States of America, to be paid with interest according to a certain note dated the date hereof made by Grantor to Beneficiary the entire outstanding amount of which shall be due and payable on October 1, 2006 (the note together with all extensions, renewals or modifications thereof being hereinafter collectively called the "Note") (said indebtedness, interest and all other sums which may or shall become due hereunder and under the Note being hereinafter collectively referred to as the "Debt") and the performance and observance of and compliance with each and every obligation, covenant, warranty, agreement, term, provision and condition conferred in this Deed of Trust, Grantor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, hypothecated and assigned, and by these presents does hereby mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign unto Trustee for the benefit of Beneficiary with Deed of Trust Covenants all right, title and interest of Grantor now owned, or hereafter acquired, in and to all of the following property rights, interests and estates (collectively the "Trust Property"):

                  (a) the plots, pieces or parcels of property described in Exhibit A attached hereto and made a part hereof (the
         "Premises");

                  (b)    (i)      all buildings, structures, fixtures, addi-
         tions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located on the Premises (the "Improvements");

                  (c) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises or the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Grantor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

                  (d) all machinery, equipment, fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor and other property of every kind and nature, whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter located upon the Premises or the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises or the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter located upon the Premises or the Improvements, or appurtenances thereto, or used in connection with the present or future operation of the Premises or the Improvements but excluding machinery, equipment and other personal property owned by and used by the Prime Tenant (hereinafter defined) and any assignee or sublessee thereof in the conduct of its business therein (the "Equipment");

                  (e) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Premises, the Improvements or the Equipment, to the extent actually received by Grantor, on account of the exercise of the right of eminent domain or condemnation (including but not limited to any transfer of the Trust Property or part thereof made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Premises, the Improvements or the Equipment resulting therefrom;

                  (f) all leases including, without limitation, the Prime Lease (hereinafter defined) and all guarantees thereof and other agreements affecting the use, enjoyment or occupancy of the Premises, the Improvements or the Equipment now or hereafter entered into (the "Leases") and all income, rents, profits and revenues (including, without limitation, all oil and gas or other mineral royalties and bonuses) from the Premises, the Improvements or the Equipment (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

                  (g) all proceeds of and any unearned premiums on any insurance policies covering the Premises, the Improvements or the Equipment, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises, the Improvements or the Equipment;

                  (h) all right, title and interest of every nature of the Grantor in all monies deposited or to be deposited in any funds or account maintained or deposited with Beneficiary, or its assigns, in connection herewith;

                  (i) all accounts receivable, contract rights, franchises, interests, estate or other claims, both at law and in equity, relating to the Premises, the Improvements or the Equipment;

                  (j) all claims against any person or entity with respect to any damage to the Premises, the Improvements, or Equipment including, without limitation, damage arising from any defect in or with respect to the design or construction of the Improvements, or the Equipment and any damage resulting therefrom;

                  (k) all deposits or other security or advance payments, including rental payments made by or on behalf of the Grantor to others, with respect to (i) insurance policies, (ii) utility services,
         (iii) cleaning, maintenance, repair or similar services, (iv) refuse removal or sewer service, (v) parking or similar services or rights and
         (vi) rental of Equipment, if any, relating to or otherwise used in the operation of the Premises, Improvements, or Equipment;

                  (l) all advertising material, guaranties, warranties, building permits, other permits, licenses, plans and specifications, shop and working drawings, soil tests, appraisals and other documents, materials and/or personal





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



         property of any kind now or hereafter existing in or relating to the Premises, Improvements, and Equipment;

                  (m) all drawings, designs, plans and specifications prepared by the architects, engineers, interior designers, landscape designers and any other consultants or professionals for the design, development, construction, repair and/or improvement of the Premises or the Improvements, as amended from time to time; and

                  (n)      all proceeds of each of the foregoing.

         TO HAVE AND TO HOLD the above granted and described Trust Property unto and for the proper use and benefit of Beneficiary and Beneficiary's successors, substitutes and assigns, forever.

         PROVIDED, ALWAYS that these presents are upon this express condition, if Grantor shall well and truly pay to Beneficiary the Debt at the time and in the manner provided in the Note and this Deed of Trust and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note in a timely manner, then these presents and the estate hereby granted shall cease, terminate and be void.

         AND Grantor covenants with and warrants to Beneficiary that:

         1. Payment of Debt and Incorporation of Covenants, Conditions and Agreements. Grantor will pay, or will cause to be paid, the Debt at the time and in the manner provided in the Note and in this Deed of Trust. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Deed of Trust now or hereafter executed by Grantor and/or others and by or in favor of Beneficiary, which wholly or partially evidence, secure or guaranty payment of the Note or which are otherwise executed and/or delivered in connection with the Note and this Deed of Trust (the "Other Security Documents"), are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein.

         2. Warranty of Title. Grantor warrants that Grantor has good and indefeasible title to the Trust Property and that Grantor (and the undersigned representative of Grantor) has the right to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate the same pursuant to the terms hereof and to keep and perform all of the terms of this Deed of Trust on Grantor's part to be performed and that Grantor possesses an unencumbered fee estate in the Premises and the Improvements and that it owns the Trust Property free and clear of all liens, encumbrances and charges whatsoever except for the Prime Lease and those exceptions shown in the title insurance policy insuring the lien of this Deed of Trust (the "Permitted Encumbrances"). Grantor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Deed of Trust and shall forever warrant and defend the same to Beneficiary against the claims of all persons whomsoever.

         3. Insurance. (a) Subject to the provisions of paragraph 3(g) hereof, Grantor will, or will cause Prime Tenant
(hereinafter defined) to, at its sole cost and expense, maintain insurance of the following types:

              (i) Insurance against loss or damage by fire, casualty and other hazards included in an "all-risk" extended coverage endorsement, including, but not limited to, riot and civil commotion, malicious mischief, vandalism, windstorm or earthquake, with such additional endorsements as the Beneficiary may from time to time reasonably require and which are customarily required by institutional Beneficiaries of similar properties similarly situated, covering the Improvements and Equipment ("Insured Property") in an amount not less than the greater of (i) 100% of the insurable replacement value of the Insured Property (exclusive of the Premises' footings and foundations) and (ii) such other amount as is necessary to prevent any reduction in such policy by reason of and to prevent Grantor, Beneficiary or any other insured thereunder from being deemed to be a co-insurer with loss payable to Beneficiary;

             (ii) Commercial comprehensive general liability insurance against claims for personal and bodily injury and/or death to one or more persons or property damage, occurring on, in or about the Trust Property (including the adjoining streets, sidewalks and passageways therein) in an amount not less than $10,000,000;

            (iii) Business interruption insurance with loss payable to Beneficiary in an amount not less than 100% of the actual fixed or base rent plus percentage rent and all expenses of the Trust Property which the Prime Tenant shall be obligated to pay or reimburse under the Prime Lease for the succeeding twelve (12) month period with respect to the Trust Property;

             (iv) Insurance against loss or damages with loss payable to Beneficiary from (i) leakage of sprinkler systems and (ii) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or thereafter installed at the Premises, in such amounts as the Beneficiary may from time to time reasonably require and which are then customarily required by institutional lenders of similar properties similarly situated;

                  (v) Flood insurance in an amount equal to the full insurable value of the Insured Property if it is located in an area designated by the Secretary of Housing and Urban Development as being "an area of special flood hazard" under the National Flood Insurance Program (i.e., having a one percent or greater chance of flooding), and if flood insurance is available under the National Flood Insurance Act;

             (vi) Worker's compensation insurance or other similar insurance which may be required by law;

            (vii) During the period when any addition, alteration, construction, installation or demolition is being made to any part of the Improvements, contingent liability, public liability, completed value builder's risk (non-reporting form), worker's compensation and other insurance as is customarily maintained in respect of property similar to the Trust Property under similar circumstances; and

           (viii) Such other insurance as may from time to time be required by Beneficiary and which is then customarily required by institutional lenders of similar properties similarly situated.

Grantor shall pay the premiums or cause Prime Tenant to pay the premiums (the "Insurance Premiums") for such insurance as same become due and payable except for the insurance premiums related to the Prime Lease Casualty Insurance, which Grantor shall pay on or before the date hereof. All policies of insurance (the "Policies") shall be issued by an insurer authorized to do business in the state where the Premises are located and acceptable to Beneficiary and having a "claims paying ability" of "A" from at least two nationally recognized statistical organizations (each, a "Rating Agency"). Grantor will assign and deliver the Policies to Beneficiary. No policy shall have a deductible in excess of $150,000. Not later than thirty (30) days prior to the expiration date of each of the Policies, Grantor will deliver to Beneficiary satisfactory evidence of the renewal of each of the Policies. If at any time Beneficiary is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Beneficiary shall have the right without notice to Grantor to take such action as Beneficiary deems necessary to protect its interest in the Trust Property, including without limitation the obtaining of such insurance coverage as Beneficiary in its sole discretion deems appropriate, and all expenses incurred by Beneficiary in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Grantor to Beneficiary upon demand. If Beneficiary shall receive and retain such insurance money, the lien of this Deed of Trust shall be reduced only by the amount thereof received after expenses of collection and retained by Beneficiary and actually applied by Beneficiary in reduction of the Debt.

         (b) All of the Policies shall (i) contain a standard noncontributory form of mortgagee clause (in favor of the Beneficiary and entitling the Beneficiary to collect any and all proceeds payable under such insurance), as well as a standard waiver of subrogation endorsement, and in the case of such liability policy, name the Beneficiary as an additional insured, all to be in form and substance satisfactory to the Beneficiary; (ii) provide that such policies may not be cancelled or amended to diminish the coverage thereunder without at least thirty (30) days prior written notice to the Beneficiary; and
(iii) provide that no act, omission or negligence of the Grantor, or its agents, servants or employees, or of any tenant under any Lease, which might otherwise result in a forfeiture of such insurance or any part thereof, shall in any way affect the validity or enforceability of such insurance insofar as the Beneficiary is concerned. Grantor shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this paragraph 3.

         (c) If the Insured Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Grantor shall give prompt written notice thereof to Beneficiary. If Beneficiary determines that less than seventy-five percent (75%) of the reasonably estimated aggregate insurable value of the Insured Property is damaged or destroyed, the net amount of all insurance proceeds received by Beneficiary with respect to such damage or destruction after deduction of the reasonable costs and expenses incurred by Beneficiary in collecting the same (the "Net Proceeds") shall be disbursed by Beneficiary in accordance with the terms and conditions set forth herein to pay for the costs and expenses of the Restoration (hereinafter defined) provided (i) no Event of Default has occurred and remains uncured under this Deed of Trust, the Note or any of the Other Security Documents, (ii) Grantor proceeds promptly with the restoration, replacement, rebuilding or repair of the Insured Property as nearly as possible to the condition and size the Insured Property was in immediately prior to such fire or other casualty (the "Restoration"), (iii) the Restoration shall be done in compliance with all applicable laws, rules and regulations,
(iv) a set of the plans and specifications in connection with the Restoration shall be submitted to Beneficiary and shall be satisfactory to Beneficiary in all material respects, (v) all costs and expenses incurred by Beneficiary in connection with making the Net

Proceeds available for the Restoration of the Insured Property including, without limitation, counsel fees and inspecting engineer fees incurred by Beneficiary, shall be paid by Grantor, and (vi) no Leases are terminated as a result of such fire or other casualty and the Prime Tenant continues to pay rent, additional rent and all other amounts under the Prime Lease unabated and uninterrupted. Notwithstanding the foregoing, if, upon the occurrence of a casualty, the cost of Restoration is $200,000 or less, Lessee shall be entitled to receive the Net Proceeds from the insurer and apply the same to Restoration subject to the conditions of clauses (i), (ii), (iii) and (vi) of the preceding sentence. If Beneficiary determines that more than seventy-five percent (75%) of the reasonably estimated aggregate insurable value of the Insured Property is damaged or destroyed, or if such damage or destruction is the result of a Prime Lease Casualty, Beneficiary shall have the option, in its sole discretion, to apply the Net Proceeds to the payment of the Debt or to allow such Net Proceeds to be applied towards the Restoration in accordance with the terms hereof.

         (d) Except as otherwise provided in (c) above, the Net Proceeds shall be held in trust by Beneficiary without interest thereon and, if the Net Proceeds are to be applied towards the Restoration, shall be paid by Beneficiary to, or as directed by, Grantor from time to time during the course of the Restoration, upon receipt of evidence, satisfactory to Beneficiary, that (i) all materials installed and work and labor performed (except to the extent they are to be paid for out of the requested payment) in connection with the Restoration have been paid in full (ii) no notices of intention, mechanics' or other liens or encumbrances on the Trust Property arising out of the Restoration exist, and
(iii) the balance of the Net Proceeds plus the balance of any deficiency deposits given by Grantor to Beneficiary pursuant to the provisions of this paragraph shall be sufficient to pay in full the balance of the cost of the Restoration. If at any time the Net Proceeds, or the undisbursed balance thereof, shall not, in the reasonable opinion of Beneficiary, be sufficient to pay in full the balance of the cost of the Restoration, Grantor shall deposit the deficiency with Beneficiary before any further disbursement of the Net Proceeds shall be made.

         (e) The excess, if any, of the Net Proceeds after payment to Grantor as provided herein shall be applied by Beneficiary in reduction of the Debt in such priority and proportions as Beneficiary in its sole discretion shall deem proper. Notwithstanding anything to the contrary contained herein, if the Net Proceeds shall be less than $50,000.00, then only one disbursement shall be made, which disbursement shall be made upon the completion of the Restoration to the satisfaction of Beneficiary.

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         (f) Any amount of the Net Proceeds received by Beneficiary and not required or permitted by Beneficiary, in its sole discretion, to be disbursed for the Restoration pursuant to the provisions of this paragraph may, in Beneficiary's discretion, be either (i) retained and applied by Beneficiary toward the payment of the Debt whether or not then due and payable in such priority and proportions as Beneficiary in its discretion shall deem proper, or
(ii) paid in whole or in part to Grantor for such purposes as Beneficiary shall designate. If Beneficiary shall receive and retain such insurance proceeds, the lien of this Deed of Trust shall be reduced only by the amount thereof received and retained by Beneficiary and actually applied by Beneficiary in reduction of the Debt.

         (g) Notwithstanding anything contained in this paragraph 3 to the contrary, so long as (i) the party set forth as tenant ("Prime Tenant") under that certain lease of the Premises more particularly described in Exhibit B hereto (the "Prime Lease") is the sole tenant of the entire Premises pursuant to the Prime Lease, (ii) the Prime Lease is in full force and effect, and (iii) no default or event which with the passing of time or the giving of notice would become a default has occurred under the Prime Lease, then upon the occurrence of a fire or other casualty to the Insured Property, the provisions of Article XV of the Prime Lease shall control.

         4. Payment of Impositions, etc. Grantor shall pay, or shall cause Prime Tenant to pay, all taxes, assessments, water rates and sewer rents, now or hereafter levied or assessed or imposed against the Trust Property or any part thereof and all ground rents, maintenance charges and, other governmental impositions, other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed or imposed against the Trust Property or any part thereof (collectively, the "Impositions") as same become due and payable. Grantor will deliver to Beneficiary, upon request, evidence reasonably satisfactory to Beneficiary that the Impositions and all other charges, fees and impositions are not delinquent. Grantor shall not suffer and shall promptly cause to be paid and discharged, any lien or charge whatsoever which may be or become a lien or charge against the Trust Property, and shall promptly pay for, or cause to be paid, all utility services provided to the Trust Property. Upon the request of Beneficiary, Grantor shall furnish to Beneficiary reasonable evidence of the payment of the Impositions prior to the date that such Impositions would become delinquent and receipts for the payment of the Impositions prior to the date the same shall become delinquent or as soon thereafter as available. After prior written notice to Beneficiary, Grantor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Impositions, provided that (i) Grantor is not in default under the Note or this Deed of Trust, (ii) such proceedings shall suspend the collection of the Impositions from Grantor and from the Trust Property, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Grantor is subject and shall not constitute a default thereunder, (iv) neither the Trust Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (v) Grantor shall have set aside adequate reserves for the payment of the Impositions, together with all interest and penalties thereon, and (vi) Grantor shall have furnished such security as may be required in the proceeding, or as may be requested by Beneficiary to insure the payment of any such Impositions, together with all interest and penalties thereon; provided, however, so long as (a) the Prime Tenant is the sole tenant of the entire Premises pursuant to the Prime Lease, (b) the Prime Lease is in full force and effect and (c) no default beyond applicable notice and grace period, has occurred under the Prime Lease, the Prime Tenant may contest any Imposition in accordance with the terms of the Prime Lease and the provisions of clauses (i) through (vi) of this paragraph 4.

         5. Escrow Fund. Grantor shall, or shall cause Prime Tenant to, pay to Beneficiary on the first day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Impositions payable, or estimated by Beneficiary to be payable, during the next ensuing twelve (12) months and (b) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (said amounts in (a) and (b) above hereinafter called the "Escrow Fund"). The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Grantor to Beneficiary. Grantor hereby pledges to Beneficiary any and all monies now or hereafter deposited in the Escrow Fund as additional security for the payment of the Debt. Upon receipt of evidence, satisfactory to Beneficiary, that proves that the Impositions and Insurance Premiums and any other items for which sums have been deposited by Grantor into the Escrow Fund have been paid in full,and provided that no Event of Default (hereinafter defined) has occurred hereunder, Beneficiary shall, on each January 1 after the date hereof credit any excess funds in the Escrow Fund against future payments to be made to the Escrow Fund. In allocating such excess, Beneficiary may deal with the person shown on the records of Beneficiary to be the owner of the Trust

Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Grantor shall promptly pay to Beneficiary, upon demand, an amount which Beneficiary shall estimate as sufficient to make up the deficiency. Upon the occurrence of an Event of Default, Beneficiary may apply any sums then present in the Escrow Fund to the payment of the following items in any order in its uncontrolled discretion:

              (i) Impositions and other charges;

             (ii) Insurance Premiums;

            (iii) interest on the unpaid principal balance of the
                           Note;

             (iv) amortization of the unpaid principal balance of
                           the Note;

              (v) maintenance of the Trust Property; and

             (vi) all other sums payable pursuant to the Note, this Deed of
                  Trust and the Other Security Documents, including without limitation advances made by Beneficiary pursuant to the terms of this Deed of Trust.

Until expended or applied as above provided, any amounts in the Escrow Fund shall constitute additional security for the Debt. In accepting the Escrow Fund, Beneficiary is not consenting to act as Grantor's agent for the payment of Impositions or Insurance Premiums and the Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Beneficiary. No earnings or interest on the Escrow Fund shall be payable to Grantor. Notwithstanding anything contained in this paragraph 5 to the contrary, so long as (a) the Prime Tenant is the sole tenant of the entire Premises pursuant to the Prime Lease, (b) the Prime Lease is in full force and effect, (c) no default or event which with the passing of time or the giving of notice would become a default has occurred under the Prime Lease, and (d) the Prime Tenant is responsible for paying the Impositions under the Prime Lease and actually pays the Impositions before they become delinquent, then the obligations of Grantor under this paragraph 5 shall be deemed to have been met; provided, however, in the event that Grantor is obligated pursuant to the Prime Lease to pay for or maintain insurance of any type, Grantor shall be required to escrow sums with Beneficiary for such required insurance pursuant to the terms of this paragraph 5.






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



         6. Condemnation. Grantor shall promptly give Beneficiary notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Beneficiary copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Grantor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Deed of Trust and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Beneficiary, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Beneficiary shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note. Beneficiary may apply any such award or payment to the reduction or discharge of the Debt whether or not then due and payable. Any reduction of the Debt pursuant to the terms of this paragraph 6 shall not be deemed a prepayment of the Debt and no prepayment consideration, if any, shall be due. If the Trust Property is sold, through foreclosure or otherwise, prior to the receipt by Beneficiary of such award or payment, Beneficiary shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment, or a portion thereof sufficient to pay the Debt.

         7. Leases and Rents. (a) Beneficiary has the right to enter the Trust Property for the purpose of enforcing, on the terms hereof, its interest in the Leases and the Rents, this Deed of Trust constituting a present absolute assignment, grant and transfer thereof.

         (b) Upon or at any time after the occurrence of an Event of Default (hereinafter defined), Beneficiary may enter upon the Trust Property, and collect, retain and apply the Rents toward payment of the Debt in such priority and proportions as Beneficiary in its discretion shall deem proper. All Leases (except as set forth below in clause (viii) below in connection with an assignment or sublet to a Related Corporation (as defined in the Prime Lease) and other than the Prime Lease) shall be subject to the prior approval of Beneficiary and which approval shall not be unreasonably withheld or delayed. Upon request, Grantor shall furnish Beneficiary with executed copies of all Leases. No material changes may be made to the Beneficiary- approved lease without the prior written consent of Beneficiary, which consent may not be unreasonably withheld. In addition, except as otherwise set forth below in clause (viii) below in connection with an assignment or sublet to a Related Corporation

(as defined in the Prime Lease), all renewals of Leases and all proposed Leases shall be arms-length transactions with terms which are commercially reasonable and consistent with that of the prevailing rental market. All Leases shall provide that they are subordinate to this Deed of Trust and that the lessee attorns to Beneficiary. Grantor (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt;
(ii) shall promptly send copies to Beneficiary of all notices of default which Grantor shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the lessees thereunder to be observed or performed, short of termination thereof; (iv) shall not collect any of the Rents more than one (1) month in advance; (v) shall not execute any other assignment of lessor's interest in the Leases or the Rents; (vi) shall not, except as otherwise provided in clause
(viii) of this Section 7(b), materially alter, modify or change the terms of the Leases without the prior written consent of Beneficiary, or cancel or terminate the Leases or accept a surrender thereof except as required by the terms of the Leases or with Beneficiary's consent, or convey transfer or suffer or permit a conveyance or transfer of the Premises or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder; (vii) shall not alter, modify or change the terms of any guaranty of the Leases or cancel or terminate such guaranty without the prior written consent of Beneficiary; (viii) shall not consent to any assignment of or subletting under the Leases not in accordance with their terms, without the prior written consent of Beneficiary, other than an assignment or sublet of the Prime Lease to a Related Corporation (as defined in the Prime Lease) as provided in Article XXIV of the Prime Lease; and (ix) shall execute and deliver at the request of Beneficiary all such further assurances, confirmations and assignments in connection with the Trust Property as Beneficiary shall from time to time reasonably require. In addition to the rights which Beneficiary may have herein, upon the occurrence of any Event of Default, Beneficiary, at its option, may require Grantor to vacate and surrender possession of the Trust Property to Beneficiary or to such receiver and, in default thereof, Grantor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on Beneficiary any of the obligations of lessor under the Leases.

         8.  Maintenance of Trust Property.  Grantor shall cause the
Trust Property to be maintained in a good and safe condition and repair. Except as may otherwise be provided in the Prime Lease, the Improvements and the Equipment shall not be removed, demolished or materially altered except (a) for normal replacement of the Equipment which has become obsolete or unfit for use or which is no longer useful in the management, operation or maintenance of the Trust Property or (b) provided the Prime Lease is in effect, as provided in the Prime Lease. Grantor shall, or shall cause Prime Tenant to, promptly replace any such Equipment so disposed of or removed with other Equipment of equal quality, value, serviceability and use, free of superior title, liens and claims. Grantor shall, or shall cause Prime Tenant to, promptly comply with all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Trust Property, or the use thereof, and shall, subject to the provisions of paragraph 3, promptly repair, replace or rebuild any part of the Trust Property which may be destroyed by any casualty (including any casualty for which insurance was not obtained or obtainable), or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in paragraph 6 hereof or as provided in Section 59(a) hereof and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises. Grantor shall not initiate, join in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Trust Property or any part thereof. Grantor shall not consent to or initiate the joint assessment of the Premises and the Improvements (a) with any other real property constituting a separate tax lot and Grantor represents and covenants that the Premises and the Improvements are and shall remain a separate tax lot or one or more separate tax lots or (b) with any portion of the Trust Property which may be deemed to constitute personal property or which shall be assessed or levied or charged to the Trust Property as a single lien.

         9. Transfer or Encumbrance of the Trust Property. (a) Grantor acknowledges that Beneficiary has examined and relied on the creditworthiness of Grantor and experience of Grantor in owning and operating properties such as the Trust Property in agreeing to make the loan secured hereby, and that Beneficiary will continue to rely on Grantor's ownership of the Trust Property as a means of maintaining the value of the Trust Property as security for repayment of the Debt. Grantor acknowledges that Beneficiary has a valid interest in maintaining the value of the Trust Property so as to ensure that, should Grantor default in the repayment of the Debt, Beneficiary can recover the Debt by a sale of the Trust Property.

         (b) (i) Except as set forth in Section 9(b)(ii) below, Grantor shall not, without the prior written consent of Beneficiary, further encumber the Trust Property or any part thereof or permit the further encumbrance of the Trust Property or any part thereof, or pledge the Trust Property or any part thereof. Grantor shall not, without the prior written consent of Beneficiary, sell, transfer or convey the Trust Property or any part thereof or the right to manage or control the operation of the Trust Property or any part thereof or permit the Trust Property or any part thereof to be sold, transferred or conveyed. A sale, transfer or conveyance within the meaning of this paragraph 9 shall be deemed to include (a) an installments sales agreement wherein Grantor agrees to sell the Trust Property or any part thereof for a price to be paid in installments; (b) an agreement by Grantor (other than the Prime Lease) leasing all or a substantial part of the Trust Property or a sale, assignment or other transfer of, or the grant of a security interest in, Grantor's right, title and interest in and to any Leases or any Rents; (c) if Grantor, any Guarantor (hereinafter defined), any managing member, or any general partner of Grantor or Guarantor is a corporation, the voluntary or involuntary sale, conveyance or transfer of such corporation's stock or the creation or issuance of new stock in a single transaction or cumulatively over any series of transactions, by which, in the aggregate, more than 49% of such corporation's stock shall at any time be vested in a party or parties who are not now stockholders; (d) if Grantor, any Guarantor, any managing member, or any general partner of Grantor or Guarantor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner or the transfer of the partnership interest of any general partner or managing partner; and (e) if Grantor, any Guarantor, any managing member, or any general partner of Grantor is a limited liability company, the voluntary or involuntary sale, conveyance or transfer of such limited liability company's membership interests by which an aggregate of more than 10% of such limited liability company's membership interests shall be vested in a party of parties who are not now members; or (f) the removal or resignation of the managing agent, if any, for the Trust Property or the transfer of ownership, management or control of such managing agent to a person or entity other than the general partner or managing partner, if Grantor is a partnership, or the managing member, if Grantor is a limited liability company of Grantor without the consent of Beneficiary.

         (ii) Notwithstanding anything to the contrary contained herein, Grantor shall have the one-time right to transfer the Trust Property to a single-purpose, bankruptcy remote entity (including an Affiliate (as hereinafter defined) of Grantor or Prime Tenant) without the consent of Beneficiary provided that (A) no Event of Default shall have occurred hereunder;
(B) the Prime Lease is in effect; (C) the transferee shall assume the obligations of the Grantor hereunder and Beneficiary shall receive such evidence as it, in its sole discretion, finds satisfactory that all approvals and authorizations, if any, for such transfer and assumption of this Deed of Trust have been obtained; (D) Grantor at its sole cost and expense, shall deliver such reasonable opinions of counsel as Beneficiary may, in its sole discretion, request; (E) Grantor shall pay for all costs and expense incurred by Beneficiary in connection with such transfer, including all reasonable attorneys' fees; and (F) if the transferee is not an Affiliate of Grantor or Prime Tenant, Grantor shall pay to Beneficiary, in addition to those amounts payable under subsection (G) hereof, an amount equal to 1% of the outstanding principal amount of the Debt. "Affiliate" shall mean a corporation or other business entity which controls, is controlled by or is under common control with Grantor or Prime Tenant, which, for the purposes of this definition, shall mean, with respect to any person or entity the possession, directly or indirectly, of the power to direct or cause the direction of the management of such person or entity, whether through the ownership of voting security or other ownership interests.

         (c) Beneficiary reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of this Deed of Trust as so modified by the proposed transferee, payment of a transfer fee, or such other conditions as Beneficiary shall determine in its sole discretion to be in the interest of Beneficiary. Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Grantor's sale, transfer, conveyance or further encumbrance of the Trust Property without Beneficiary's consent. This provision shall apply to every sale, transfer, conveyance, or further encumbrance of the Trust Property or any part thereof regardless of whether voluntary or not, or whether or not Beneficiary has consented to any previous sale, transfer, conveyance, or further encumbrance of the Trust Property. Grantor was ably represented by an attorney-at-law in the delivery of this Deed of Trust, the terms and conditions of which were bargained for at arm's length and without duress of any kind.

         (d) After prior written notice to Beneficiary, Grantor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any lien which is subordinate to the lien of this Deed of Trust, provided that (i) Grantor is not in default under the Note or this Deed of Trust, (ii) such proceedings shall suspend the collection of the lien from Grantor and from the Trust Property, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Grantor is subject and shall not constitute a default thereunder, (iv) neither the Trust Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (v) Grantor or the Prime Tenant shall have set aside adequate reserves for the payment of the lien, together with all interest and penalties thereon, and
(vi) Grantor shall have furnished such security as may be required in the proceeding, or as may be requested by Beneficiary to insure the payment of any such lien, together with all interest and penalties thereon; provided, however, so long as (a) the Prime Tenant is the sole tenant of the entire Premises pursuant to the Prime Lease, (b) the Prime Lease is in full force and effect and
(c) no default or event which with the passing of time or the giving of notice would become a default has occurred under the Prime Lease, the Prime Tenant may contest any such lien in accordance with the terms of the Prime Lease and the provisions of clauses (i) through (vi) of this paragraph 9(d).

         10. Estoppel Certificates.

         (a) After request by Beneficiary, Grantor, within fifteen (15) days and at its expense, will furnish Beneficiary with a statement, duly acknowledged and certified, setting forth the amount of the original principal amount of the Note, the unpaid principal amount of the Note, the date payments of interest and/or principal were last paid, any offsets or defenses to the payment of the Debt and that the Note and this Deed of Trust are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

         (b) After request by Beneficiary, Grantor will use its best efforts (which shall not include the expenditure of any sums of money) to furnish Beneficiary, within thirty (30) days, with estoppel certificates in form and substance reasonably satisfactory to Beneficiary from any lessees under then existing Leases.

         11. Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and delivered personally or mailed to the party to whom the notice, demand or request is being made by certified or registered mail, return receipt requested, as follows and shall be deemed given when delivered personally or placed in the United States mail:

         if to Beneficiary:        at the address first written above

                                   with a copy to:
                                   Brown & Wood LLP
                                   One World Trade Center
                                   New York, New York 10048
                                   Attn:  David J. Weinberger, Esq.

         if to Grantor:    at the address first written above


or such other address as either Grantor or Beneficiary shall hereafter specify by written notice as provided herein.

         12. Sale of Trust Property. If this Deed of Trust is fore-closed, the Trust Property, or any interest therein, may at the discretion of Beneficiary, be sold in one or more parcels or in several interests or portions and in any order or manner.

         13. Changes in the Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Debt from the value of the Trust Property for the purpose of taxation and which imposes a tax, either directly or indirectly, on the Note, the Debt or Beneficiary's interest in the Trust Property, Grantor will pay such tax, with interest and penalties thereon. In the event Beneficiary is advised by counsel chosen by it that the payment of such tax or interest and penalties by Grantor would be unlawful, or taxable to Beneficiary or unenforceable or provide the basis for a defense of usury, then in any such event, Beneficiary shall have the option, by written notice of not less than thirty (30) days, to declare the Debt immediately due and payable.

         14. No Credits on Account of the Debt. Grantor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Impositions assessed against the Trust Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Trust Property, or any part thereof, by reason of this Deed of Trust or the Debt. In the event such claim, credit or deduction shall be required by law, Beneficiary shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

         15. Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Deed of Trust, or impose any other tax or charge on the same, Grantor will pay for the same, with interest and penalties thereon, if any.

         16. Right of Entry. Beneficiary and its agents shall have the right to enter and inspect the Trust Property at all reasonable times, and, except in the event of an emergency, upon reasonable notice. Such entry is to be accomplished in a reasonable manner which avoids interference with the conduct by the Prime Tenant of its operations. Grantor shall pay

Beneficiary an annual inspection fee of $750 to reimburse Beneficiary for Beneficiary's costs of inspecting the Trust Property. Grantor shall pay such fee within ten (10) days of demand by Beneficiary, and if Grantor shall fail to pay such fee within such period, Beneficiary may, at its option, deduct such amount from the Escrow Fund or declare an Event of Default.

         17. Books and Records. Grantor will keep and maintain or will cause to be kept and maintained on a fiscal year basis in accordance with generally accepted accounting practices consistently applied proper and accurate books, records and accounts reflecting all of the financial affairs of Grantor and all items of income and expense in connection with the operation of the Trust Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Trust Property. Beneficiary shall have the right from time to time at all times during normal business hours to examine such books, records and accounts at the office of Grantor or other person maintaining such books, records and accounts and to make copies or extracts thereof as Beneficiary shall desire. Provided no Event of Default hereunder shall have occurred and be continuing, Grantor will furnish Beneficiary annually, within ninety (90) days next following the end of each fiscal year of Grantor, with (a) a complete executed copy of a financial statement of Grantor certified by the chief financial officer of the Grantor acceptable to Beneficiary covering such fiscal year and containing: a fully itemized statement of income and expenses, a balance sheet, and a statement of changes in financial condition or position, and (b) copies of all tax returns filed by Grantor. If an Event of Default shall have occurred and be continuing, Grantor shall (i) provide annual audited financial statements within ninety (90) days next following the end of each fiscal year of Grantor, acceptable to Beneficiary covering such fiscal year and containing: a fully itemized statement of income and expenses, a balance sheet, and a statement of changes in financial condition or position, and (ii) furnish Beneficiary quarterly, within thirty (30) days next following the end of each fiscal quarter of Grantor, with a complete unaudited financial statement of Grantor for such fiscal quarter prepared and certified by an officer of Grantor and in form acceptable to Beneficiary and containing a fully itemized statement of income and expenses of the Trust Property and with rent rolls and schedules of the Trust Property. Within ninety
(90) days after the end of each fiscal year of Grantor, Grantor shall furnish to Beneficiary a certificate signed by a duly authorized representative of Grantor certifying on the date thereof either that there does or does not exist an event which constitutes, or which upon notice or lapse of time or both would constitute, a default under the Note or this Deed of Trust and if such event exists, the nature thereof and the period of time it has existed. Grantor shall furnish Beneficiary promptly upon transmission thereof with copies of all financial statements, proxy statements, notices and reports of Prime Tenant as said entity shall send to its public shareholders and copies of all registration statements (other than Form S-8 registration statements) and each Form 8-K, Form 10-K and Form 10-Q which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission). Grantor shall also furnish, or shall cause Prime Tenant to furnish to Beneficiary, within ten (10) days after request, such further detailed information covering the leasing and operation of the Trust Property and the financial affairs of Grantor and Prime Tenant and any Guarantor as may be reasonably requested by Beneficiary. Beneficiary agrees that, except as provided in Section 37 hereof, any non-public information (i) shall be kept strictly confidential; (ii) shall be used solely for the purposes of analyzing and evaluating the loan secured hereby and any securitization of such loan; and (iii) shall not be used for proprietary purposes except as set forth herein.

         18. Performance of Other Agreements. Grantor shall observe and perform, or cause to be observed and performed, each and every term to be observed or performed by Grantor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Trust Property.

         19. Events of Default. The Debt shall become immediately due at the option of Beneficiary upon any one or more of the following events ("Event of Default"):

                  (a) if any portion of the Debt is not paid when the same is due;

                  (b) if any of the Impositions are not paid prior to delinquency thereof;

                  (c) if the terms and conditions of paragraph 3 are violated;

                  (d) if Grantor violates or does not comply with any of the provisions of paragraphs 7 or 9 or paragraph 48 if such violation or non-compliance requires reporting to any local, state or federal agency;

                  (e) if any representation or warranty of Grantor, or performance by Grantor of any of the terms of this Deed of Trust, made herein or in any such guaranty, or in any certificate, report, financial statement or other instrument furnished to Beneficiary shall prove false or misleading in any material respect;

                  (f) if Grantor shall make an assignment for the benefit of creditors or if Grantor shall generally not be paying its debts as they become due;

                  (g) if a receiver, liquidator or trustee of Grantor shall be appointed or if Grantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Grantor or if any proceeding for the dissolution or liquidation of Grantor shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Grantor, upon the same not being discharged, stayed or dismissed within sixty (60) days or if Grantor shall generally not be paying its debts as they become due;

                  (h) if Grantor shall be in default under any other mortgage or security agreement covering any part of the Trust Property whether it be superior or junior in lien to this Deed of Trust;

                  (i) if the Trust Property becomes subject to any mechanic's, materialmen's or other lien, other than a lien for local real estate taxes and assessments not then delinquent, and such lien shall remain undischarged of record (by payment, bonding, or otherwise) for thirty
         (30) days unless such lien is being contested in accordance with the terms of this Deed of Trust;

                  (j) if Grantor fails to cure, or to cause Prime Tenant to cure, promptly any violations of laws or ordinances affecting or which may be interpreted to affect the Trust Property;

                  (k) [intentionally omitted];

                  (l) if the Prime Lease shall terminate, or if the Prime Tenant shall be in default beyond any applicable notice and grace period, if any, under any of the terms of the Prime Lease, or if Grantor shall be in default under any of the terms of the Prime Lease;

                  (m) if (i) any representation or warranty made by Grantor under paragraph 54 fails to be true and correct in all respects, (ii) Grantor fails to provide Beneficiary with the written certifications and evidence referred to in paragraph 54, or (iii) Grantor consummates a transaction which would cause this Deed of Trust or any exercise of Beneficiary's rights under this Deed of Trust, or the Other Security Documents to constitute a non-exempt prohibited transaction under ERISA or a violation of a state statute regulating governmental plans, or otherwise subjecting Beneficiary to liability for violation of ERISA or such state statute;

                  (n) if Grantor shall be in default beyond any applicable notice or grace periods under any one or more of those certain mortgages more particularly described in Exhibit C attached hereto and made a part hereof or the notes secured thereby; or

                  (o) if Grantor shall be in default under any of the other terms, covenants or conditions of the Note, this Deed of Trust or the Other Security Documents other then as set forth in (a)-(n) above for ten (10) days after notice from Beneficiary in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Beneficiary in the case of any other default, provided that if such default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and Grantor shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Grantor in the exercise of due diligence to cure such default.

         Upon the occurrence of any Event of Default, Beneficiary may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against and in and to the Trust Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies: (i) declare the entire Debt to be immediately due and payable; (ii) institute proceedings for the complete foreclosure of this Deed of Trust in which case the Trust Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner; (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Debt not then due; (iv) sell for cash or upon credit the Trust Property or any part thereof and all estate, claim, demand, right, title and interest of Grantor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law; (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in any of the Other Security Documents; (vi) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Deed of Trust; (vii) apply for the appointment of a trustee, receiver, liquidator or conservator of the Trust Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Grantor, any Guarantor or of any person, firm or other entity liable for the payment of the Debt; (viii) enforce Beneficiary's interest in the Leases and Rents and enter into or upon the Trust Property, either personally or by its agents, nominees or attorneys, and dispossess Grantor and its agents and servants therefrom, and thereupon Beneficiary may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Trust Property and conduct the business thereat; (B) complete any construction on the Trust Property in such manner and form as Beneficiary deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Trust Property; (D) exercise all rights and powers of Grantor with respect to the Trust Property, whether in the name of Grantor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues profits and other income of the Trust Property and every part thereof; and (E) apply the receipts from the Trust Property to the payment of the Debt, after deducting therefrom all expenses (including, without limitation, attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Impositions, in connection with the Trust Property, as well as reasonable compensation for the services of Beneficiary, its counsel, agents and employees; or (ix) pursue such other rights and remedies as may be available at law or in equity.

         20. Right to Cure Defaults. Upon the occurrence of any Event of Default or if Grantor fails to make any payment or to do any act as herein provided, Beneficiary may, but without any obligation to do so and without notice to or demand on Grantor and without releasing Grantor from any obligation hereunder, make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. Beneficiary is authorized to enter upon the Trust Property for such purposes, or appear in, defend, or bring any action or proceedings to protect its interest in the Trust Property or to foreclose this Deed of Trust or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall constitute a portion of the Debt and shall be due and payable to Beneficiary. All such costs, payments and expenses incurred by Beneficiary in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest as set forth in the Note, for the period after notice from Beneficiary that such cost or expense was incurred to the date of payment to Beneficiary. All such costs, payments and expenses incurred by Beneficiary together with interest thereon calculated at the above rate shall be deemed to constitute a portion of the Debt and be secured by this Deed of Trust and shall be immediately due and payable upon demand by Beneficiary therefor.

         21. [Intentionally omitted].

         22. Prepayment After Event of Default. If following the occurrence of any Event of Default, Grantor shall tender payment of an amount sufficient to satisfy the Debt in whole or in part at any time prior to a foreclosure sale of the Trust Property, and if at the time of such tender prepayment of the principal balance of the Note is not permitted by the Note, Grantor shall, in addition to the entire Debt, also pay to Beneficiary a sum equal to interest which would have accrued on the principal balance of the Note at the rate or rates specified in the Note from the date of such tender to the earlier of (a) the Maturity Date, as defined in the Note, or (b) the first day of the period during which prepayment of the principal balance of the Note would have been permitted, together with a prepayment premium equal to the prepayment premium which would have been payable as of the first day of the period during which prepayment would have been permitted. If at the time of such tender prepayment of the principal balance of the Note is permitted, such tender by Grantor shall be deemed to be a voluntary prepayment of the principal balance of the Note, and Grantor shall, in addition to the entire Debt, also pay to Beneficiary the applicable prepayment premium specified in the Note or this Deed of Trust.

         23. Appointment of Receiver. The holder of this Deed of Trust, upon the occurrence of an Event of Default or in any action to foreclose this Deed of Trust or upon the actual or threatened waste to any part of the Trust Property, shall be entitled to the appointment of a receiver without notice and without regard to the value of the Trust Property as security for the Debt, or the solvency or insolvency of any person liable for the payment of the Debt.

         24. Restoration of Rights. In case Beneficiary shall have proceeded to enforce any right under this Deed of Trust by foreclosure sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, in every such case, Grantor and Beneficiary shall be restored to their former positions and rights hereunder with respect to the Trust Property subject to the lien hereof.

         25. Non-Waiver. The failure of Beneficiary to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Grantor shall not be relieved of Grantor's obligations hereunder by reason of (a) failure of Beneficiary to comply with any request of Grantor or Guarantors to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (b) the release, regardless of consideration, of the whole or any part of the Trust Property or any other security for the Debt, or of any person liable for the Debt or portion thereof, or (c) any agreement or stipulation by Beneficiary extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Deed of Trust or the Other Security Documents. Beneficiary may resort for the payment of the Debt to any other security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect. Beneficiary may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Beneficiary thereafter to foreclose this Deed of Trust. The rights of Beneficiary under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Beneficiary shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded by law or in equity.

         26. Liability. If Grantor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

         27. Security Agreement. This Deed of Trust is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Trust Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Trust Property. Grantor by executing and delivering this Deed of Trust has granted to Beneficiary, as security for the Debt, a security interest in the Trust Property to the full extent that the Trust Property may be subject to the Uniform Commercial Code of the state or states where the Trust Property is situated (said portion of the Trust Property so subject to the Uniform Commercial Code being called in this paragraph the "Collateral"). If an Event of Default shall occur, Beneficiary, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary, Grantor shall at its expense assemble the Collateral and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Grantor shall pay to Beneficiary on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Beneficiary in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Collateral sent to Grantor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute reasonable notice to Grantor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Beneficiary to the payment of the Debt in such priority and proportions as Beneficiary in its discretion shall deem proper.

         28. Not Foreign Person. Grantor represents and warrants that Grantor is not a "foreign person" within the meaning of ss.1445(f)(3) of the Internal Revenue Code of 1986 as amended and the related Treasury Department regulations, including temporary regulations.

         29. Actions and Proceedings. Beneficiary has the right to appear in and defend any action or proceeding brought with respect to the Trust Property and to bring any action or proceedings, in the name and on behalf of Grantor, which Beneficiary, in its reasonable discretion, decides should be brought to protect its interest in the Trust Property. Beneficiary shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

         30. Inapplicable Provisions. If any term, covenant or condition of the Note or this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, the Note and this Deed of Trust shall be construed without such provision.

         31. Duplicate Originals. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         32. Prepayment. The Debt may be prepaid only in accordance with the terms of the Note.

         33. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used inter- changeably in singular or plural form and the word "Grantor" shall mean "each Grantor and/or any subsequent owner or owners of the Trust Property or any part thereof or interest therein," the word "Beneficiary" shall mean "Beneficiary or any subsequent holder of the Notes," the word "Note" shall mean "the Note or any other evidence of indebtedness secured by this Deed of Trust," the word "person" shall include an individual, corporation, partnership, trust, limited liability company, unincorporated association, government, governmental authority, or other entity, the words "Trust Property" shall include any portion of the Trust Property or interest therein, and the word "Debt" shall mean "the principal outstanding balance of the Note with interest thereon as provided in the Note and this Deed of Trust and all other sums which may or shall become due pursuant to the Note and this Deed of Trust and secured by this Deed of Trust"; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         34. No Oral Change. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Grantor or Beneficiary, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         35. Change of Ownership. For recording on its records a change of ownership of the Trust Property approved by Beneficiary, Beneficiary shall be entitled, at its option, to receive an administrative fee; provided, however, that in no event shall this fee be payable where the same would render the loan evidenced by the Note usurious under applicable law.

         36. Waiver of Counterclaim. Grantor hereby waives the right to assert a counterclaim, other than compulsory counterclaim, in any action or proceeding brought against it by Beneficiary, and waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim asserted by Beneficiary against Grantor, or in any matters whatsoever arising out of or in any way connected with the Grantor or the Debt.

         37. Further Acts, Cooperation. (a) Grantor will, at the cost of Grantor, and without expense to Beneficiary, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, deeds of trust, assignments, notices of assignments, transfers and assurances as Beneficiary shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Beneficiary the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver and hereby authorizes Beneficiary to execute in the name of Grantor or without the signature of Grantor to the extent Beneficiary may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Trust Property. Grantor grants to Beneficiary an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Beneficiary at law and in equity, including without limitation such rights and remedies available to Beneficiary pursuant to this paragraph 37.

         (b) Grantor acknowledges that Beneficiary and its successors and assigns may (a) sell this Deed of Trust, the Note and the Other Security Documents to one or more investors as a whole loan, (b) participate the loan (the "Loan") secured by this Deed of Trust to one or more investors, (c) deposit this Deed of Trust, the Note and the Other Security Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as "Secondary Market Transactions"). Grantor shall cooperate in good faith with Beneficiary in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by any Rating Agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to such Rating Agency and addressing such matters as the rating agency may require; provided, however, that

Grantor shall not be required to modify any documents evidencing or securing the Loan which would modify any material economic term of the Loan to the detriment of Grantor. Grantor shall provide such information and documents relating to Grantor, Guarantor, if any, the Trust Property, Prime Tenant and any other tenant of the Improvements as Beneficiary may reasonably request in connection with a Secondary Market Transaction. Beneficiary shall have the right to provide to prospective investors (the "Investors") or any Rating Agency any information in its possession, including, without limitation, financial statements relating to Grantor, the Guarantor, if any, the Trust Property, Prime Tenant and any other tenant of the Improvements. Grantor acknowledges that certain information regarding the Loan and the parties thereto and the Trust Property may be included in a private placement memorandum, prospectus or other disclosure documents. Grantor may notify Beneficiary in writing of any information it, in its reasonable discretion, deems to be proprietary in nature (the "Confidential Information"). Beneficiary shall only release such Confidential Information to Investors as it deems necessary in connection with the Secondary Market Transaction. Beneficiary shall use good faith efforts to cause the Investors and any Rating Agency to keep the Confidential Information confidential, by, among other things, stating in documents disclosing the Confidential Information that such Confidential Information (i) shall be used solely for the purposes of analyzing and assessing the Secondary Market Transaction; (ii) the information shall not be used for any proprietary purposes other than in connection with the Secondary Market Transaction; and (iii) such information shall be kept confidential by any party receiving such information for purposes of analyzing such Secondary Market Transaction. Nothing contained herein shall be deemed to prohibit (x) disclosure of non-Confidential Information (y) disclosure of Confidential Information which, in the opinion of Beneficiary or its counsel, is required by law, and (z) any Rating Agency from including summary statements, conclusions or analyses based on the Confidential Information in any reports they prepare and distribute in connection with the loan secured hereby.

         38. Headings, etc. The headings and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         39. Recording of Deed of Trust, etc. Grantor forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully protect the lien or security interest hereof upon, and the interest of Beneficiary in, the Trust Property. Grantor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Trust Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance, except where prohibited by law so to do. Grantor shall hold harmless and indemnify Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Deed of Trust.

         40. Usury Laws. This Deed of Trust and the Note are subject to the express condition that at no time shall Grantor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note, or the Beneficiary to either civil or criminal liability as a result of being in excess of the maximum interest rate which Grantor is permitted by law to contract or agree to pay. If by the terms of this Deed of Trust or the Note, Grantor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

         41. Sole Discretion of Beneficiary. Wherever pursuant to this Deed of Trust, Beneficiary exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary, the decision of Beneficiary to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Beneficiary and shall be final and conclusive, except as may be otherwise specifically provided herein.

         42. Recovery of Sums Required to Be Paid. Beneficiary shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of

Beneficiary thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced.

         43. Marshalling and Other Matters. Grantor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Trust Property or any part thereof or any interest therein. Further, Grantor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Grantor, and on behalf of each and every person acquiring any interest in or title to the Trust Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law.

         44. Waiver of Notice. Grantor shall not be entitled to any notices of any nature whatsoever from Beneficiary except with respect to matters for which this Deed of Trust specifically and expressly provides for the giving of notice by Beneficiary to Grantor and except with respect to matters for which Beneficiary is required by applicable law to give notice, and Grantor hereby expressly waives the right to receive any notice from Beneficiary with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Beneficiary to Grantor unless Beneficiary is required by applicable law to give notice.

         45. Remedies of Grantor. In the event that a claim or adjudication is made that Beneficiary has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Deed of Trust or the Other Security Documents, it has an obligation to act reasonably or promptly, Beneficiary shall not be liable for any monetary damages, and Grantor's remedies shall be limited to injunctive relief or declaratory judgment.

         46. Indemnification. (a) Grantor shall protect, indemnify and save harmless Beneficiary from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expense (including without limitation reasonable attorneys' fees and expenses whether incurred within or outside the judicial process), imposed upon or incurred by or asserted against Beneficiary by reason of (a) ownership of this Deed of Trust, the Trust Property or any interest therein or receipt of any Rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about (i) the Trust Property or any part thereof or (ii) on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways (collectively, the "Adjacent Property"), unless the Adjacent

Property is owned by, or secures a loan made by, Beneficiary and Grantor otherwise has no liability for such accident, injury, death or loss of or damage to property; (c) any use, nonuse or condition in, on or about the Trust Property or any part thereof or the Adjacent Property unless the Adjacent Property is owned by, or secures a loan made by, Beneficiary and Grantor otherwise has no liability for such use, non use or condition; (d) any failure on the part of Grantor to perform or comply with any of the terms of this Deed of Trust; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof; (f) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Deed of Trust, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Deed of Trust is made;
(g) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials (as hereinafter defined) on, from, or affecting the Trust Property or any other property, unless such other property is owned by, or secures a loan made by, Beneficiary, and Grantor otherwise has no liability therefor; (h) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (i) any lawsuit brought or threatened, settlement reached, or governmental order relating to such Hazardous Materials; or (j) any violation of laws, orders, regulations, requirements, or demands of government authorities, which are based upon or in any way related to such Hazardous Materials including, without limitation, the costs and expenses of any remedial action, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. Nothing herein shall be construed as indemnifying Beneficiary from such liabilities, claims, costs and expenses, damages, obligations, claims and causes of action resulting solely from its own affirmatively negligent, grossly negligent or willful acts. Any amounts payable to Beneficiary by reason of the application of this paragraph 46 shall be secured by this Deed of Trust and shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Beneficiary until paid. The obligations and liabilities of Grantor under this paragraph 46 shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure or delivery of a deed in lieu of foreclosure of this Deed of Trust.

         (b) In the event that any action, suit or proceeding shall be brought against Beneficiary for which Beneficiary is indemnified herein, Beneficiary shall notify Grantor of the commencement thereof, and Grantor shall be entitled, at its sole cost and expense, acting through counsel reasonably acceptable to Beneficiary, to participate in, and, to the extent that Grantor desires to, assume and control the defense thereof; provided, however, that Grantor shall have acknowledged in writing its obligation to fully indemnify Beneficiary hereunder in respect of such proceeding, that no Event of Default shall have occurred and be continuing and, provided further, that Grantor shall not be entitled to assume control of and, unless named as a party therein, participate in the defense of any such action, suit or proceeding if (i) based upon a reasonable reading by Beneficiary or its counsel of the operative pleadings or initiating papers (x) such action, suit or proceeding involves any risk of imposition of criminal liability or civil enforcement liability against Beneficiary, (y) such action, suit, or proceeding involves any risk of any other civil liability against Beneficiary where the amount in controversy exceeds an aggregate amount of $5,000,000.00 or will involve a risk of the sale, forfeiture or loss of, or the creation of any lien (other than a Permitted Encumbrance) on the Trust Property or any part thereof unless Grantor shall have posted a bond or other security satisfactory to Beneficiary in respect to such risk except with respect to any risk of imposition of criminal liability on Beneficiary as to which Grantor shall not be entitled to so participate, and (z) the control of such action, suit or proceeding would involve a bona fide conflict of interest, such action, suit or proceeding involves matters which are unrelated to the overall transaction contemplated by this Deed of Trust and the Other Security Documents and if determined adversely could be detrimental to the interests of Beneficiary notwithstanding indemnification by Grantor. To the extent there are separate or unseverable claims or proceedings which are not subject to the indemnification provisions of this Section, such claims or proceedings may be independently defended by Beneficiary. Beneficiary may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by Grantor in accordance with the foregoing. The party controlling any such action, suit or proceeding shall keep the other party or parties hereto fully informed of the status of any such proceeding.

         (c) Each of Beneficiary and Grantor shall, at Grantor's sole cost and expense, make available to the other party such information and documents reasonably requested by the other party as are necessary or advisable for the other party to participate in any action, suit or proceeding to the extent permitted by this Section 46.

         47. Offsets, Counterclaims and Defenses. Any assignee of this Deed of Trust and/or the Note shall take the same free and clear of all offsets, counterclaims or defenses which Grantor may otherwise have against any assignor of this Deed of Trust or the Note, and no such counterclaim or defense shall be interposed or asserted by Grantor in any action or proceeding brought by any such assignee upon this Deed of Trust and the Note and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Grantor.

         48.  Environmental Covenants.

         (a) Grantor has not at any time, and, to Grantor's knowledge, after due inquiry and investigation, no other party has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with Hazardous Materials on, to or from the Premises or any other real property owned and/or occupied by Grantor and Grantor does not intend to use the Trust Property or any such other real property for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, except for ordinary cleaning fluids, heating fuel and other items customarily used in the operation of Prime Tenant's current business, provided such use shall not violate any Environmental Statute (hereinafter defined) or be the basis for a lien against the Trust Property.

         (b) Except as previously disclosed in writing to Beneficiary, Grantor knows of no seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on or adjacent to the Trust Property or any other real property owned and/or occupied by Grantor, or onto lands from which such hazardous or toxic waste or substances might seep, flow or drain into such waters.

         (c) Grantor shall not permit any Hazardous Materials to be handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or to be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with on, to or from the Trust Property or any portion thereof at any time, except for ordinary cleaning fluids, heating fuel and other items customarily used in the operation of Prime Tenant's current business, provided such use is in conformance with all applicable federal, state and local laws, rules and regulations and provided further that such use cannot give rise to liability under any Environmental Statute or be the basis for a lien against the Trust Property.

         (d) Except as previously disclosed in writing to Beneficiary, Grantor has received no notice of, and has no knowledge of any occurrence or circumstance which with notice or passage of time or both would give rise to a claim under or pursuant to any Environmental Statute, pertaining to hazardous or toxic waste or substances on or originating from the Trust Property or any other real property owned or occupied by Grantor or arising out of the conduct of Grantor, including, without limitation, pursuant to any Environmental Statute.

         (e) In the event that there shall be filed a lien against the Trust Property pursuant to any Environmental Statute, Grantor shall, within thirty
(30) days or, in the event that the applicable Governmental Authority (as hereinafter defined) has commenced steps to cause the Premises to be sold pursuant to the lien, within ten (10) days, from the date that Grantor receives notice of such lien, either (i) pay the claim and remove the lien from the Trust Property, or (ii) furnish (A) a bond reasonably satisfactory to Beneficiary in the amount of the claim out of which the lien arises, (B) a cash deposit in the amount of the claim out of which the lien arises, or (C) other security reasonably satisfactory to Beneficiary in an amount sufficient to discharge the claim out of which the lien arises.

         (f) Except as previously disclosed in writing to Beneficiary, Grantor represents and warrants that neither the Trust Property nor any other land owned by Grantor is included or, to the best of Grantor's knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the "EPA") or on any database searched under the ASTM Standard Practice for Environmental Site Assessments and has not otherwise been identified by the EPA as a potential CERCLA site or included or, to the best of Grantor's knowledge, proposed for inclusion on any list or inventory issued pursuant to any other Environmental Statute, if any, or issued by any other Governmental Authority. Grantor represents and warrants that Grantor will comply with all Environmental Statutes.

         (g) For purposes of this paragraph 48, "Hazardous Material" shall include without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material containing asbestos, or any other substance or material as defined by any Federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.) ("CERCLA"), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901 et seq.) and in the regulations adopted and publications promulgated pursuant to each of the foregoing (individually, an "Environmental Statute") or by any Federal, state or local governmental authority having or claiming jurisdiction over the Trust Property (a "Governmental Authority").

         (h) Following the occurrence of an Event of Default, and without regard to whether Beneficiary shall have taken possession of the Trust Property or a receiver has been requested or appointed or any other right or remedy of Beneficiary has or may be exercised hereunder, Beneficiary shall have the right (but not obligation) to conduct such reasonable investigations, studies, sampling and/or testing of the Trust Property or any part thereof as Beneficiary may, in its discretion, determine to conduct, relative to Hazardous Materials. All costs and expenses reasonably incurred in connection therewith including, without limitation, consultants' fees and disbursements and laboratory fees, shall be secured by this Deed of Trust, shall be immediately due and payable and shall bear interest at the Default Rate from the date paid by Beneficiary until reimbursed by Grantor.

         49. No Merger. It is the intention of the parties hereto that if the Beneficiary shall at any time hereafter acquire title to all or any portion of the Trust Property, then, and until the indebtedness secured hereby has been paid in full, the interest of the Beneficiary hereunder and the lien of this Deed of Trust shall not merge or become merged in or with the estate and interest of the Beneficiary as the holder and owner of title to all or any portion of the Trust Property and that, until, such payment, the estate of the Beneficiary in the Trust Property and the lien of this Deed of Trust and the interest of the Beneficiary hereunder shall continue in full force and effect to the same extent as if the Beneficiary had not acquired title to all or any portion of the Trust Property.

         50. Governing Law. In realizing upon the remedies set forth herein and in the creation of the liens and security interests granted hereunder, this Deed of Trust shall be governed by and construed in accordance with the laws of the State in which the Premises is located.

         51. Exculpation. Notwithstanding anything to the contrary contained in this Deed of Trust or the Other Security Documents, the obligations of Grantor hereunder shall be non-recourse subject to the exceptions, limitations and recourse events provided in Section 4.04 of the Note, the terms of which are incorporated herein.

         52.  Negative Covenants with Respect to Indebtedness and
Fundamental Changes. Grantor hereby represents, warrants and covenants, as of the date hereof and until such time as the Debt is paid in full, that Grantor:

              (a) will not dissolve or terminate or materially amend the terms of its certificate of incorporation, partnership agreement, articles of organization or operating agreement, as applicable;

              (b) will not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any entity;

              (c) has not and will not guarantee or otherwise become liable on or in connection with any obligation of any other person or entity;

              (d) does not own and will not own any encumbered asset other than (i) the Trust Property, and (ii) incidental personal property necessary for the operation of the Trust Property;

              (e) is not engaged and will not engage, directly or indirectly, in any business other than the ownership, management and operation of the Trust Property;

              (f) will not enter into any contract or agreement with any member or general partner, as applicable, principal or affiliate of the Grantor or any affiliate of any member or general partner, as applicable, of the Grantor except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

              (g) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the indebtedness secured hereby, and (ii) affiliate advances or trade payables or accrued expenses incurred in the ordinary course of business of operating the Trust Property; no other debt may be secured (senior, subordinate or pari passu) by the Trust Property;

               (h) has not made and will not make any loans or advances to any third party (including any affiliate);

                  (i) is and will be solvent and pay its debt from its assets as the same shall become due;

                  (j) has done or caused to be done and will do all things necessary to preserve its existence; and will not do or cause to be done anything which will adversely affect Grantor's existence as a single purpose entity;

                  (k) will conduct and operate its business as presently conducted and operated;

                  (l) will maintain books and records and bank accounts separate from those of its affiliates, including its general partners and any members, as applicable;

                  (m) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate thereof;

                  (n)   will file its own tax returns;

                  (o) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (p) will not seek the dissolution or winding up, in whole or in part, of the Grantor;

                  (q) will not commingle the funds and other assets of the Grantor with those of any affiliate or any other person;

                  (r) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person; and

                  (s) does not and will not hold itself out to be responsible for the debts or obligations of any other person.

         53. Representations and Warranties. Grantor represents and warrants to Beneficiary:

         (a) Grantor is not an "investment company," or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

         (b) Grantor is in compliance in all material respects with all Federal, state and local laws, rules and regulations to which Grantor or the Trust Property is subject;

         (c) all financial data that has been delivered by Grantor to Beneficiary (i) is complete and correct in all material respects, (ii) accurately represents the financial condition of the persons or entities covered thereby as of the date on which the same shall have been furnished, and (iii) has been prepared in accordance with generally accepted accounting principles consistently applied (or such other accounting basis as is reasonably acceptable to Beneficiary) throughout the periods covered; as of the date hereof, neither Grantor nor, if Grantor is a partnership, any general partner of Grantor, had any contingent liability, liability for taxes or other unusual or forward commitment not reflected in the financial statements delivered to Beneficiary; since the date of the last financial statements delivered by Grantor to Beneficiary except as otherwise disclosed in such financial statements or notes thereto, there has been no change in the assets, liabilities or financial position of Grantor nor, if Grantor is a partnership, any general partner of Grantor, or in the results of operations of Grantor which would have a material adverse effect on Grantor or the Trust Property; and neither Grantor nor, if Grantor is a partnership, any general partner of Grantor has incurred any obligation or liability, contingent or otherwise, not reflected in such financial statements which would have a material adverse effect on Grantor or the Trust Property;

         (d) no part of the proceeds of the loan evidenced by the Note will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations G, T, U or X or any other Regulations of such Board of Governors, or for any purposes prohibited by law;

         (e) There are no actions, suits or proceedings pending or, to the best knowledge of the Grantor, threatened against or affecting Grantor or the Trust Property in any court or before any governmental authority which if adversely determined may have a material adverse effect on Grantor or the Trust Property. Grantor is not in default with respect to any order of any court or governmental authority and the execution and delivery of, and the performance by Grantor of its obligations under the Note, this Deed of Trust or the Other Security Documents will not cause or result in any such default;

         (f) the original principal sum evidenced by the Note does not exceed one hundred twenty-five percent (125%) of the fair market value of the Trust Property which, for purposes of this subparagraph (f), shall be reduced by the amount of any indebtedness secured by a lien affecting the Trust Property that is prior to or on a parity with the lien of this Deed of Trust, and shall not include the value of any personal property or other property that is not "real property" within the meaning of Treas.
Reg. ss.ss. 1.860G-2 and 1.856-3(d);

         (g) the Premises has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities, all public utilities necessary or convenient to the full use and enjoyment of the Trust Property are located in the public right-of-way abutting the Premises, and all such utilities are connected so as to serve the Trust Property without passing over other property, except to the extent such other property is subject to a perpetual easement for such utility benefitting the Trust Property and all roads necessary for the full utilization of the Trust Property for its current purpose have been completed and dedicated to public use and accepted by all applicable governmental or quasi-governmental authorities;

         (h) to the best knowledge of Grantor, the Improvements are not located in a federally designated flood hazard area;

         (i) to the best of Grantor's knowledge, the Improvements are free of structural defects and all building systems contained therein are in good working order subject to ordinary wear and tear;

         (j) there are no pending or, to Grantor's best knowledge, proposed special or other assessments for public improvements or otherwise affecting the Trust Property, nor are there any contemplated improvements to the Trust Property that may result in such special or other assessments;

         (k) Grantor has delivered a true, correct and complete copy of the Prime Lease affecting the Trust Property as of the date hereof;

         (l) the Prime Lease constitutes the legal, valid and binding obligation of Grantor and, to the best of Grantor's knowledge and belief, is enforceable against the Prime Tenant.

No default exists, or with the passing of time or the giving of notice would exist, under the Prime Lease and the Prime Tenant has no defense, offset or counterclaim against Grantor or against Prime Tenant's obligations under the Prime Lease;

         (m) the Prime Tenant has not as of the date hereof paid rent more than thirty (30) days in advance, and the rents under the Prime Lease have not been waived, released, or otherwise discharged or compromised;

         (n) all work to be performed by Grantor under the Prime Lease has been performed, all contributions to be made by Grantor thereunder have been made and all other conditions precedent to the Prime Tenant's obligations thereunder have been satisfied;

         (o) the Prime Tenant has entered into occupancy of the Premises; and

         (p) to the best of Grantor's knowledge and belief, the Prime Tenant is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors.

         54. ERISA. (a) Grantor represents and warrants that, as of the date of this Deed of Trust and throughout the term of the Loan, (i) Grantor is not an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, (ii) the assets of such Grantor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101, as of the date of this Deed of Trust and throughout the term of this Deed of Trust, (iii) Grantor is not a "governmental plan" within the meaning of Section 3(32) of ERISA, and (iv) transactions by or with Grantor are not subject to state statues regulating investments of and fiduciary obligations with respect to governmental plans.

         (b) Grantor covenants and agrees to deliver to Beneficiary such certifications or other evidence from time to time throughout the term of the Loan as requested by Beneficiary in its sole discretion, that (i) Grantor is not an "employee benefit plan" or a "governmental plan", (ii) Grantor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and (iii) one or more of the following circumstances is true:

                        1. equity interests in Grantor are publicly offered securities, within the meaning of 29 C.F.R. ss. 2510.3-101(b)(2);

                         2. less than 25% of all equity interests in such Grantor are held by "benefit plan investors" within the meaning of 29 C.F.R.
                               ss. 2510.3-101(f)(2); or

                         3. Grantor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. ss. 2510.3.-101(c) or
                               (e).

         55.  Intentionally Omitted.

         Section 56.  Intentionally Omitted.

         Section 57.  Prepayment.    (a)  Except as set forth in
Section 57(b) hereof, no prepayment of the Debt may be made by Grantor in whole or in part.

         (b) At any time subsequent to the third (3rd) anniversary of the date hereof, Grantor may prepay the Debt, in whole or, from time to time, in part, in accordance with the following provisions:

              (i) Beneficiary shall have received from Grantor, not less than thirty (30) days', nor more than ninety (90) days', prior written notice specifying the date proposed for such prepayment (the "Prepayment Date"), which proposed date shall be a Payment Date (as defined in the Note).

             (ii) Grantor shall also pay to Beneficiary all interest due through and including the day immediately prior to the Prepayment Date, together with any and all other amounts due and owing pursuant to the terms of the Note, this Deed of Trust or the Other Security Documents.

            (iii) No Event of Default shall have occurred and be continuing.

             (iv) Any partial prepayment of the Principal Amount (as defined in the Note) shall be applied to the installments of principal last due hereunder and shall not release or relieve Grantor from the obligation to pay the regularly scheduled installments of principal and interest becoming due under the Note.

              (v) Grantor shall pay to Beneficiary on the Prepayment Date the following premium on the principal amount to be prepaid for the Loan Year in which the Prepayment Date occurs:

                           Loan Year                  Premium

                           4-5 Greater of three percent (3%) and Yield Maintenance (as defined in the Note)

                           6-7                  Greater of two percent (2%)
                                                and Yield Maintenance

                           7-10                 Greater of one percent (1%)
                                                and Yield Maintenance


         Section 58. Release of Trust Property. (a) If Grantor makes a prepayment of the entire Debt or the Allocable Loan Amount as defined in and set forth in Exhibit D annexed hereto pursuant to Section 57(b) hereof or if Beneficiary applies Net Proceeds towards the repayment of the Debt or the Allocable Loan Amount as defined in and set forth in Exhibit D annexed hereto, Beneficiary shall, promptly, upon satisfaction of all the following terms and conditions, execute, acknowledge and deliver to Grantor a release of this Deed of Trust (a "Release") in recordable form:

              (i) Beneficiary shall have received on the Prepayment Date an amount equal to the sum of one hundred percent (100%) of the amount listed as the "beginning balance" due as of the Prepayment Date as set forth on Schedule A-1 [or A-2 as applicable] of the Note, together with all other sums due and owing hereunder and, in the event of a prepayment pursuant to Section 57(b) hereof, the premium due pursuant to Section 57 hereof.

             (ii) Grantor shall, at its sole expense, prepare any and all documents and instruments necessary to effect the Release, all of which shall be subject to the reasonable approval of Beneficiary, and Grantor shall pay all costs reasonably incurred by Beneficiary (including, but not limited to, reasonable attorneys' fees and disbursements, title search costs or endorsement premiums) in connection with the review, execution and delivery of the Release.

         Section 59.  Capital Repair, Maintenance and Replacement
Reserve.

                  (a) As additional security for the Debt, Grantor shall establish and maintain at all times while this Deed of Trust continues in effect a repair reserve (the "Replacement Reserve") with Beneficiary for payment of costs and expenses incurred by Grantor in connection with the performance of work to the

Improvements, including but not limited to the roofs, chimneys, gutters, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators and mechanical and HVAC equipment, except the chillers (collectively, the "Repairs"). Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note, Grantor shall pay to Beneficiary, concurrently with and in addition to the monthly payment due under the Note and until the Debt is fully paid and performed, a deposit to the Replacement Reserve in an amount equal to $4,700.00 per month. So long as no default hereunder or under the Other Security Documents has occurred and is continuing, all sums in the Replacement Reserve shall be held by Beneficiary in the Replacement Reserve to pay the costs and expenses of Repairs. So long as no default hereunder or under the Other Security Documents has occurred and is continuing, Beneficiary shall, to the extent funds are available for such purpose in the Replacement Reserve, disburse to Grantor the amount paid or incurred by Grantor in performing such Repairs within ten (10) days following:
(a) the receipt by Beneficiary of a written request from Grantor for disbursement from the Replacement Reserve and a certification by Grantor in a form approved in writing by Beneficiary that the applicable item of Repair has been completed; (b) the delivery to Beneficiary of invoices, receipts or other evidence satisfactory to Beneficiary, verifying the cost of performing the Repairs; (c) for disbursement requests in excess of $50,000.00, the delivery to Beneficiary of affidavits, lien waivers or other evidence reasonably satisfactory to Beneficiary showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished material or labor to the Trust Property have been paid all amounts due for labor and materials furnished to the Trust Property; (d) for disbursement requests in excess of $50,000.00, delivery to Beneficiary of a certification from an inspecting architect or other third party acceptable to Beneficiary describing the completed Repairs and verifying the completion of the Repairs and the value of the completed Repairs; and (e) for disbursement requests in excess of $50,000.00, delivery to Beneficiary of a new certificate of occupancy for the portion of the Improvements covered by such Repairs, if said new certificate of occupancy is required by law, or a certification by Grantor that no new certificate of occupancy is required. Beneficiary shall not be required to make advances from the Replacement Reserve more frequently than once in any ninety (90) day period. In making any payment from the Replacement Reserve, Beneficiary shall be entitled to rely on such request from Grantor without any inquiry into the accuracy, validity or contestability of any such amount. Beneficiary may, at Grantor's expense, make or cause to be made during the term of this Deed of

Trust an annual inspection of the Trust Property to determine the need, as determined by Beneficiary in its reasonable judgment, for further Repairs of the Trust Property. In the event that such inspection reveals that further Repairs of the Trust Property are required, Beneficiary shall provide Grantor with a written description of the required Repairs and Grantor shall complete such Repairs to the reasonable satisfaction of Beneficiary within ninety (90) days after the receipt of such description from Beneficiary, or such later date as may be approved by Beneficiary in its sole discretion. The Replacement Reserve shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Beneficiary's option and in Beneficiary's discretion, may either be held in a separate account or be commingled by Beneficiary with the general funds of Beneficiary. Interest on the funds contained in the Replacement Reserve shall be credited to Grantor as provided in Subsection (c) hereof. The Replacement Reserve is solely for the protection of Beneficiary and entails no responsibility on Beneficiary's part beyond the payment of the costs and expenses described in this Section in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the Replacement Reserve are inadequate to pay the cost of the Repairs, Grantor shall pay the amount of such deficiency. Upon assignment of this Deed of Trust by Beneficiary, any funds in the Replacement Reserve shall be turned over to the assignee and any responsibility of Beneficiary, as assignor, with respect thereto shall terminate. If there is a default under this Deed of Trust or any of the Other Security Documents which is not cured within any applicable grace or cure period, Beneficiary may, but shall not be obligated to, apply at any time the balance then remaining in the Replacement Reserve against the Debt in whatever order Beneficiary shall subjectively determine. No such application of the Replacement Reserve shall be deemed to cure any default hereunder. Upon full payment of the Debt in accordance with its terms or at such earlier time as Beneficiary may elect, the balance of the Replacement Reserve then in Beneficiary's possession shall be paid over to Grantor and no other party shall have any right or claim thereto.

                  (b) As additional security for the payment and performance by Grantor of all duties, responsibilities and obligations under the Note and the Other Security Documents, Grantor hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Beneficiary, and hereby grants to Beneficiary a security interest in, (i) the Replacement Reserve (collectively, the "Reserves"), (ii) the accounts into which the Reserves have been deposited, (iii) all insurance on said accounts, (iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof,
(vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing. Grantor hereby authorizes and consents to the account into which the Reserves have been deposited being held in Beneficiary's name or the name of any entity servicing the Note for Beneficiary and hereby acknowledges and agrees that Beneficiary, or at Beneficiary's election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Beneficiary herein may be delivered by Beneficiary at any time to the financial institution wherein the Reserves have been established, and Beneficiary, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Grantor hereby assumes all risk of loss with respect to amounts on deposit in the Reserves. Grantor hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Grantor's direction and is not the exercise by Beneficiary of any right of set-off or other remedy upon a default. Grantor hereby waives all right to withdraw funds from the Reserves except as provided for in this Deed of Trust. If a default shall occur hereunder or under any other of the Other Security Documents which is not cured within any applicable grace or cure period, then Beneficiary may, without notice or demand on Grantor, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, reasonable attorneys' fees, costs and expenses) to the Debt or any other obligations of Grantor under the Other Security Documents in such manner as Beneficiary shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Grantor, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, or (C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any default hereunder or under the Other Security Documents.

                  (c) Beneficiary shall cause funds in the Replacement Reserve to be deposited into interest bearing accounts of the type customarily maintained by Beneficiary or its servicing agent for the investment of similar reserves, which accounts may not yield the highest interest rate then available. Interest payable on such amounts shall be computed based on the daily outstanding balance in the Replacement Reserve. Such interest shall be calculated on a simple, non-compounded interest basis based solely on contributions made to the Replacement Reserve by Grantor. All interest earned on amounts contributed to the Replacement Reserve shall be retained by Beneficiary and accumulated for the benefit of Grantor and added to the balance in the Replacement Reserve and shall be disbursed for payment of the items for which other funds in the Replacement Reserve are to be disbursed.

         Section 60. Expansion Space Alterations; Financing Right of Initial Beneficiary. Beneficiary approves of the Alterations (as defined in the Prime Lease) described in Exhibit D-2B of the Prime Lease (the "Louisville Phase IIB Alterations"), subject to Prime Tenant's compliance with the provisions of
Article X of the Prime Lease. Grantor agrees that CS First Boston Deed of Trust Capital Corp. (the "Initial Beneficiary") shall have the option, at Beneficiary's sole discretion, to finance the Louisville Phase IIB Alterations. Within five (5) business days from receipt of notice from the Prime Tenant that it intends to undertake the Louisville Phase IIB Alterations (the "Alteration Notice"), Grantor shall forward the Alteration Notice to the Initial Beneficiary. Within sixty (60) days of receipt of the Alteration Notice, Initial Beneficiary may provide a commitment (the "Commitment") to finance such alterations upon the following terms:

                  (a) 315 basis points over the 10-year U.S. Treasury yield rate in effect as of the funding date;

                  (b) an amortization schedule coterminous with the amortization schedule of the Debt;

                  (c)  the prepayment provisions of the Phase IIB
         Financing shall coincide with the prepayment provisions of
         Section 57 hereof;

                  (d)  80% loan-to-value ratio;

                  (e)  a 1:1.15 debt service coverage ratio;

and otherwise consistent with all of the other terms of this Note, this Deed of Trust and the Other Security Documents. Such financing shall be payable directly to the Prime Tenant, but shall be the obligation of Grantor. Beneficiary and Grantor shall amend the Note, this Deed of Trust and the Other Security Documents to reflect such financing or execute such other documents as may be necessary or desirable for the implementation thereof. Grantor shall have the option to reject the Commitment within ten (10) business days after receipt of the Commitment.

If Grantor rejects the Commitment, Beneficiary shall be under no obligation to release the portion of the Trust Property subject to the Louisville Phase IIB Alterations except as provided in Section 58(a) hereof.

         Section 61. Certain Matters Relating to Trust Property Located in the State of Colorado. With respect to the Trust Property which is located in the State of Colorado, notwithstanding anything contained herein:

                  (a) The Deed Trustee named herein is the Public Trustee of Boulder County, Colorado, who is a public official of such county created pursuant to C.R.S. ss.38-87-101. Therefore, certain provisions of this Deed of Trust, including those relating to the removal and substitution of the Deed Trustee, the fees to be charged by the Deed Trustee, the powers and rights of the Deed Trustee, and procedural requirements to be followed by the Deed Trustee are each subject to applicable provisions of Colorado law.

                  (b) Upon the occurrence and during the continuance of any Event of Default, Beneficiary may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Grantor and in and to the Trust Property or any part thereof or interest therein, including, but not limited to, the following actions, at such time and in such order as Beneficiary may determine without impairing or otherwise affecting the other rights and remedies of Beneficiary:

                  (i) Declare a violation hereof and elect to advertise the Trust Property for sale and demand such sale. Then upon Beneficiary's filing notice of such election and demand for sale with the Deed Trustee (who shall upon receipt of such notice of election and demand for sale cause a copy of the same to be recorded in the office of the Clerk and Recorder of the County of Boulder, Colorado), it shall and may be lawful for said Deed Trustee to sell and dispose of the Trust Property (en masse or in separate parcels, as Beneficiary may designate) and all the right, title, and interest of Grantor, its successors and assigns therein, at public auction at the main entrance to the County Building in and for said County of Boulder, Colorado, or on the Trust Property, or any part thereof, or such other place as may be authorized or permitted by law, all as may be specified in the notice of such sale, for the highest and best price the same will bring in cash, four weeks, public notice having been previously given of the time and place of such sale, by advertisement weekly in some newspaper of general circulation at that time published in the County of Boulder Colorado. A copy of such notice of sale shall be given to

         Grantor at its address given herein, and to such person or persons appearing to have acquired a subsequent record interest in the Trust Property at the address given in the recorded instrument evidencing such interest, any such notice to be given in accordance with applicable law; provided, that where only the county and state are given as the address, such notice shall be mailed to the county seat. The Deed Trustee shall then make and give to the purchaser or purchasers of such Trust Property at such sale a certificate or certificates in writing describing such Trust Property purchased, and the sum or sums paid therefor, and the time when the purchaser or purchasers (or other persons entitled thereto) shall be entitled to a deed or deeds therefor, unless the same shall be redeemed as provided by law, and said Deed Trustee shall, upon demand by the person or persons holding the said certificate or certificates of purchase, when said demand is made, or upon demand by the person entitled to a deed to and for the Trust Property purchased, at the time such demand is made (the time for redemption having expired) make and execute to such person or persons a deed or deeds to the said Trust Property purchased, which said deed or deeds shall be in the ordinary form of a conveyance, and shall be signed, acknowledged, and delivered by the Deed Trustee, as grantor, and shall convey and quitclaim to such person or persons entitled to such deed, as grantee, the said Trust Property purchased as aforesaid, and all the right, title, interest, benefit, and equity of redemption of Grantor, its successors and assigns therein, and shall recite the sum or sums for which the said Trust Property was sold and shall refer to the power of sale herein contained, and to the sale or sales made by virtue thereof.

                  In case of an assignment of such certificate or certificates of purchase or in the case of redemption of such Trust Property by a subsequent encumbrancer, such assignment or redemption shall also be referred to in such deed or deeds, but the notice of sale need not be set out in such deed or deeds. The Deed Trustee shall, out of the proceeds or avails of such sale, after first paying and retaining all fees, charges, and costs of making said sale, apply the remaining proceeds of the sale first to Beneficiary for the payment of all moneys advanced by Beneficiary for insurance, repairs, appraisals, maintenance, inspection and testing fees, receivers' and management fees, leasing and sales commissions, advertising costs and expenses, taxes and assessments, environmental audits, environmental studies and reports, environmental tests and remediation costs, surveys, engineering studies and reports, engineering fees and expenses, soils tests, space planning





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         costs and expenses, contractors' fees, expert witness fees and expenses, copying charges, costs for title searches and examinations, title insurance premiums and expenses, filing and recording fees, all costs, fees and expenses incurred by Beneficiary to maintain, preserve and protect the Trust Property, reasonable legal fees, and any other costs or fees authorized in the Loan Agreement or by statute, with interest thereon from the date incurred until paid, and then to Beneficiary for the payment of the Debt in such manner and order of priority as Beneficiary shall elect in its sole and absolute discretion, rendering the overplus, if any, unto Grantor or its successor or assigns. Such sale or sales and said deed or deeds so made shall be a perpetual bar, both in law and equity, against Grantor and its successors and assigns, and all other persons claiming the said Trust Property, or any part thereof, by, through, from, or under Grantor. The holder of the Note may purchase the Trust Property or any part thereof. It shall not be obligatory upon the purchaser or purchasers at any such sale to see to the application of the purchase money. Nothing herein dealing with foreclosure procedures or specifying particular actions to be taken by Beneficiary or by the Deed Trustee shall be deemed to contradict or add to the requirements and procedures (now or hereafter existing) of Colorado law applicable to this Deed of Trust at the time of foreclosure, and any such conflict or inconsistency shall be resolved in favor of Colorado law;

                  (ii) Pay any sums in any form or manner deemed expedient by Beneficiary to protect the security of this instrument or to cure any Event of Default; make any payment herein authorized to be made according to any bill, statement, or estimate furnished or procured from the appropriate public officer or other party claiming payment without inquiry into the accuracy or validity thereof, and the receipt of any such public officer or party in the hands of Beneficiary shall be conclusive proof of the right of Beneficiary to make such payment (whether or not the validity or amount thereof be ultimately determined as false or incorrect), and Beneficiary shall have no liability for payment so made. All amounts so paid, with interest thereon from the date incurred until paid shall be added to and become a part of the Debt and be immediately due and payable to Beneficiary; and

                 (iii) Declare the Debt, including all monies advanced by Beneficiary under the terms hereof, to be due and payable.






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         IN WITNESS WHEREOF, Grantor has duly executed this Deed of
Trust as of the day and year first above written.


                                     QUANTUM PERIPHERALS REALTY CORPORATION,
                                     Grantor



                                      By: \s\Andrew Kryder
                                          --------------------
                                          Name:  Andrew Kryder
                                          Title: President





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